TOUCHSTONE TAX-FREE MONEY MARKET FUND                         SUMMARY PROSPECTUS
CLASS A TICKER: TTFXX    CLASS S TICKER: TTSXX                OCTOBER 28, 2010

Before you invest, you may want to review the fund's Prospectus, which contains information about the fund and its risks. The fund's Prospectus and Statement of Additional Information, both dated October 28, 2010, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the fund's Prospectus and other information about the fund, go to www.TouchstoneInvestments.com/home/formslit/, call 1.800.543.0407, or ask any financial advisor, bank, or broker-dealer who offers shares of the fund.

THE FUND'S INVESTMENT GOAL

The Touchstone Tax-Free Money Market Fund seeks the highest level of interest income exempt from federal income tax, consistent with the protection of capital. The Fund is a money market fund, which seeks to maintain a constant share price of $1.00 per share.

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                                           Class A       Class S
--------------------------------------------------------------------------------
Wire Redemption Fee                                        Up to $15     None
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ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE
OF THE VALUE OF YOUR INVESTMENT)
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Management Fees                                            0.50%         0.50%
Distribution (12b-1) Fees(1)                               0.25%         0.35%
Other Expenses                                             0.47%         0.47%
Total Annual Fund Operating Expenses                       1.22%         1.32%
Fee Waiver and/or Expense Reimbursement(2)                 0.33%         0.42%
Total Annual Fund Operating Expenses After Fee Waiver
  and/or Expense Reimbursement(3)                          0.89%         0.90%
--------------------------------------------------------------------------------

(1) "Distribution (12b-1) Fees" for Class S shares have been restated to reflect a decrease in distribution fees effective March 1, 2010.

(2) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 0.89% and 0.90% for Class A shares and Class S shares, respectively. This expense limitation will remain in effect until at least October 27, 2011 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the shareholders.

(3) Expenses for Class S shares shown above have been restated to reflect a change in the Fund's contractual fee waiver and will differ from the expenses reflected in the Fund's Annual Report for the fiscal year ended June 30, 2010.

EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (reflecting any contractual fee waivers). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                    Class A            Class S

1 Year                                              $91                $92
3 Years                                             $355               $377
5 Years                                             $639               $683
10 Years                                            $1,448             $1,554
--------------------------------------------------------------------------------

THE FUND'S PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in high-quality, short-term municipal obligations that pay interest that is exempt from federal income tax. High-quality, short-term municipal obligations are obligations rated within the two highest rating categories, with maturities of 397 days or less and that are rated in one of the two highest short-term rating categories or determined by the investment adviser to be of comparable quality.

The Fund has a fundamental investment policy that under normal circumstances it will invest its assets so that at least 80% of the income it distributes will be exempt from federal income tax, including the alternative minimum tax. This fundamental policy may not be changed without the approval of the Fund's shareholders.

The Fund may invest more than 25% of its assets in municipal obligations within a particular segment of the bond market (such as housing agency bonds or airport bonds). The Fund may also invest more than 25% of its assets in industrial development bonds issued before August 16, 1986, which may be backed only by nongovernmental entities. The Fund will not invest more than 25% of its assets in securities backed by nongovernmental entities that are in the same industry. Other than private activity bonds issued during 2009 or 2010, the Fund's investment in private activity bonds is limited to less than 20% of its assets. The Fund may invest greater than 25% of its assets in private activity bonds issued during 2009 or 2010.

The Fund may invest in the following types of municipal obligations:

      o Tax-exempt bonds, including general obligation bonds, revenue bonds and industrial development bonds
      o     Tax-exempt notes
      o     Tax-exempt commercial paper
      o     Floating and variable rate municipal obligations
      o     When-issued obligations
      o     Obligations with puts attached

The Fund maintains a dollar-weighted average portfolio maturity of 60 days or less, dollar-weighted average life of 120 days or less, and purchases only United States dollar-denominated securities with maturities of 397 days or less. The Fund will hold at least 30% of its total assets in "Weekly Liquid Assets." "Weekly Liquid Assets" include cash (including demand deposits), direct obligations of the U.S. Government, agency discount notes with remaining maturities of 60 days or less, and securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within 5 business days. The Fund is also subject to quality and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940 designed to help it maintain a constant share price of $1.00 per share.

THE KEY RISKS

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. There is no guarantee that the Fund will be able to avoid a negative yield.

The securities in the Fund's portfolio are subject to the possibility that a deterioration, whether sudden or gradual, in the financial condition of an issuer, or a deterioration in general economic conditions, could cause an issuer to fail to make timely payments of principal or interest, when due. Ratings represent the rating agency's opinion regarding the quality of the security and are not a guarantee of quality. Also, some municipal obligations may be backed by a letter of credit issued by a bank or other financial institution. Adverse developments affecting banks could have a negative effect on the value of the Fund's portfolio securities. This could cause the value of the Fund's shares to decrease to a price less than $1.00 per share.

In addition, the United States has experienced during the past few years significant disruption to its financial markets impacting the liquidity and volatility of securities generally, including securities in which the Fund may invest. During periods of extreme market volatility, prices of securities held by the Fund may be negatively impacted due to imbalances between credit market participants seeking to sell the same or similar securities and market participants willing or able to buy such securities. As a result, the market prices of securities held by the Fund could go down, at times without regard to the financial condition of or specific events impacting the issuer of the security. Despite the Fund's efforts to diversify its investments, a significant enough market disruption or drop in market prices of securities held by the Fund, especially at a time during which the Fund needs to sell securities to meet shareholder redemption requests, could cause the value of the Fund's shares to decrease to a price less than $1.00 per share.

The Fund's yield may decrease:

      o     If interest rates decrease
      o If issuers are unable to make timely payments of interest or principal
      o If the Fund's investments are focused in a particular segment of the market (such as housing agency bonds or airport bonds) and adverse economic developments affecting one issuer affect other issuers in the same segment
      o If the portfolio manager's judgment about the attractiveness, value, credit quality or income potential of a particular security is incorrect

THE FUND'S PERFORMANCE

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund. The bar chart shows changes in performance of the Fund's Class A shares for each of the last 10 calendar years. The Fund's past performance does not necessarily indicate how it will perform in the future. Updated performance and current yield information is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

TAX-FREE MONEY MARKET FUND - CLASS A TOTAL RETURNS AS OF DECEMBER 31

                                  [BAR CHART]

2000    2001    2002    2003    2004    2005    2006    2007    2008    2009
3.62%   2.69%   1.31%   0.53%   0.67%   1.75%   2.71%   2.88%   1.77%   0.19%

Best Quarter: 4th Quarter 2000 +0.94%     Worst Quarter: 4th Quarter 2009 +0.00%

The year-to-date return of the Fund's Class A shares as of September 30, 2010 is 0.01%.

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED DECEMBER 31, 2009
                                           1 Year     5 Years       10 Years
--------------------------------------------------------------------------------
TAX-FREE MONEY MARKET FUND - CLASS A        0.19%      1.85%         1.81%
--------------------------------------------------------------------------------
                                                                 Since Inception
                                           1 Year     5 Years      (02/03/03)
--------------------------------------------------------------------------------
TAX-FREE MONEY MARKET FUND - CLASS S        0.06%      1.61%         1.26%
--------------------------------------------------------------------------------

INVESTMENT ADVISOR                     INVESTMENT SUB-ADVISOR

Touchstone Advisors, Inc.              Fort Washington Investment Advisors, Inc.

PORTFOLIO MANAGERS

John J. Goetz, CFA
Vice President and Senior Portfolio Manager
Managing Fund since 1986

Jay M. Devine
Portfolio Manager
Managing Fund since 2001

BUYING AND SELLING FUND SHARES

Minimum Investment Requirements
-------------------------------

                                                                     CLASS A                               CLASS S
                                                            Initial           Additional          Initial           Additional
                                                           Investment         Investment         Investment         Investment
---------------------------------------------------------------------------------------------------------------------------------
Regular Account                                           $     2,500       $         50       None                 None
Investments through the Automatic Investment Plan         $       100       $         50       Not Available        Not Available
---------------------------------------------------------------------------------------------------------------------------------

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading. You may purchase and sell Class A shares of the Fund directly from Touchstone Securities, Inc. or through your financial advisor. Class S shares are available only through broker-dealers and financial institutions with selling agreements with Touchstone. For more information about buying and selling shares see the section "Investing with Touchstone" of the Fund's prospectus or call 1.800.543.0407.

TAX INFORMATION

The Fund intends to distribute substantially all of its ordinary income and any capital gains to its shareholders. The Fund intends to pass on to shareholders the federal tax-exempt income. Income exempt from federal tax may be subject to state and local tax.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

                                                          TSF-58-TTFT-TTFXX-1010